                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Internet Capital Group, Inc.



We consent to the incorporation by reference of our report, which is included in Amendment No. 3 to the registration statement on Form S-1 of Internet Capital Group, Inc. (No. 333-91447) into this registration statement.


KPMG LLP

Philadelphia, Pennsylvania
December 14, 1999